Exhibit 99.1

Mack-Cali Board Forms Annual Meeting Committee

Announces Search for Qualified Director Candidates to Replace Four Current
Directors Nominated by Bow Street and Mack-Cali’s Retiring Chairman

Reiterates Belief that Bow Street’s Self-Serving Agenda Is to Force a Fire Sale of

the Company’s High-Quality Assets at Any Price, Especially in This Environment

Confirms Plan to Launch a Strategic Process Once Market Conditions Improve

JERSEY CITY, N.J. – March 30, 2020 – Mack-Cali Realty Corporation (NYSE: CLI) (the “Company” or “Mack-Cali”) today announced that the Mack-Cali Board of Directors has formed a committee (the “Annual Meeting Committee”) to review and approve the recommendations of the Nominating and Corporate Governance Committee of the Board (the “NCG Committee”) for the Company’s slate of nominees for election to the Board of Directors at the Company’s upcoming 2020 annual meeting of stockholders (the “Annual Meeting”) and to determine all other matters relating to the proxy contest initiated by Bow Street Special Opportunities Fund XV, LP and certain of its affiliates (“Bow Street”).

As previously announced, Bow Street has informed Mack-Cali of its intent to seek control of the Company by nominating eight candidates to stand for election to the Board at the Annual Meeting, including four individuals who were nominated by Bow Street and elected to the Board at last year’s annual meeting and are currently serving as directors of the Company: Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin and Nori Gerardo Lietz (the “Bow Street Nominees”). Accordingly, the Board has determined that the Annual Meeting Committee will comprise all of the Company’s directors other than the Bow Street Nominees, as follows: Alan S. Bernikow, Michael J. DeMarco, Lisa Myers, Laura Pomerantz, Rebecca Robertson, Dr. Irvin D. Reid and the Company’s retiring Chairman, William L. Mack.

The Company also announced that the NCG Committee (consisting of Dr. Irvin D. Reid, Alan S. Bernikow, Laura Pomerantz and Rebecca Robertson) has retained Ferguson Partners, a nationally recognized director search firm, to assist the NCG Committee in identifying qualified director candidates to be nominated for election to the Board at the Annual Meeting to replace William L. Mack, who will not stand for re-election at the Annual Meeting pursuant to the Company’s retirement policy for directors, as well as each of the Bow Street Nominees, who have agreed to be nominated on Bow Street’s slate and have explicitly endorsed and sought to advance Bow Street’s self-interested agenda. The NCG Committee has been conducting interviews of potential director candidates for the past few weeks and will make a recommendation to the Annual Meeting Committee with respect to the Company’s slate of nominees for election to the Board at the Annual Meeting.

As Bow Street has made clear, its objectives are to gain control of the Mack-Cali Board, dismiss the CEO and force a “fire sale” of the Company or its premium assets. Mack-Cali believes that Bow Street is motivated by its own personal and/or liquidity needs and that the election of its nominees would be detrimental to all other Mack-Cali stockholders. The Company also believes that Bow Street’s self-interested campaign is particularly detrimental to Mack-Cali stockholders because the forced sale of the Company’s assets at this time of national crisis clearly would not maximize value. Moreover, Bow Street’s efforts to seize control of the Company while Mack-Cali’s employees, tenants and business partners across the region are managing through the COVID-19 pandemic further underscore the selfishness and recklessness of Bow Street’s proxy contest.

As the Company has repeatedly stated, the Mack-Cali Board is open to all alternatives for maximizing stockholder value, including a potential strategic transaction. As previously announced, the Company expects to conduct a strategic process as soon as market conditions improve.

BofA Securities is serving as financial advisor to Mack-Cali, and Greenberg Traurig, LLP and Seyfarth Shaw LLP are serving as legal counsel to the Company.

About Mack-Cali Realty Corporation

One of the country's leading real estate investment trusts (REITs), Mack-Cali Realty Corporation is an owner, manager and developer of premier office and multifamily properties in select waterfront and transit-oriented markets throughout New Jersey. Mack-Cali is headquartered in Jersey City, New Jersey, and is the visionary behind the city's flourishing waterfront, where the company is leading development, improvement and place-making initiatives for Harborside, a master-planned destination comprised of class A office, luxury apartments, diverse retail and restaurants, and public spaces.

A fully integrated and self-managed company, Mack-Cali has provided world-class management, leasing, and development services throughout New Jersey and the surrounding region for two decades. By regularly investing in its properties and innovative lifestyle amenity packages, Mack-Cali creates environments that empower tenants and residents to reimagine the way they work and live.

For more information on Mack-Cali Realty Corporation and its properties, visit www.mack-cali.com.

Forward Looking Statements

Statements made in this press release may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Important Additional Information and Where to Find It

This press release may be deemed to contain solicitation material in respect to the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a definitive proxy statement and accompanying WHITE proxy card in connection with the Annual Meeting. The definitive proxy statement will contain important information about the Company, the Annual Meeting and related matters. Stockholders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC (when they become available) on the SEC’s website, at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS (WHEN THEY BECOME AVAILABLE) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

Mack-Cali and certain of its directors and executive officers set forth in the table below may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the names of these directors and executive officers and their respective interests in the Company as of the date of this press release is set forth in the table below and will be set forth in the definitive proxy statement and other relevant solicitation materials filed by the Company for the Annual Meeting. These documents (when they become available), and any and all other documents filed by the Company with the SEC, may be obtained by investors and stockholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at https://www.mack-cali.com.

Name and Position	Number of Securities Beneficially Owned
William L. Mack, Chairman of the Board	2,498,347	(1)
Michael J. DeMarco, Chief Executive Officer and Director	2,593,851	(2)
Marshall B. Tycher, Chairman of Roseland	796,133	(3)
David Smetana, Chief Financial Officer	125,253	(4)
Giovanni M. DeBari, Chief Accounting Officer	40,357	(5)
Gary T. Wagner, General Counsel	162,559	(6)
Ricardo Cardoso, Executive Vice President and Chief Investment Officer	184,680	(7)
Nicholas Hilton, Executive Vice President, Leasing	119,453	(8)
Deidre Crockett, Executive Vice President and Chief Administrative Officer	26,641	(9)
Alan S. Bernikow, Lead Independent Director	45,733
Lisa Myers, Director	4,269
Laura Pomerantz, Director	4,269
Irvin D. Reid, Director	30,249
Rebecca Robertson, Director	15,399

(1)	Includes 2,017,017 shares of common stock that may be issued upon the redemption of all of William L. Mack’s limited partnership interests in Mack-Cali Realty, L.P (the “Operating Partnership”). Also includes 100,000 shares of common stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the William & Phyllis Mack Foundation, Inc., a charitable foundation of which Mr. Mack is a trustee, and 330,097 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by The Mack 2010 Family Trust II, a trust that is a member of a Section 13(d) group with Mr. Mack. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares held by such foundation and trust.
(2)	Includes options to purchase 400,000 shares of the common stock, and 2,089,487 unvested long-term incentive plan units of limited partnership interests in the Operating Partnership (“LTIP Units”).
(3)	Includes 763,092 unvested LTIP Units.
(4)	Includes 119,453 unvested LTIP Units.
(5)	Includes 37,263 unvested LTIP Units.
(6)	Includes 145,993 unvested LTIP Units.
(7)	Includes 145,993 unvested LTIP Units.
(8)	Includes 119,453 unvested LTIP Units.
(9)	Includes 25,148 unvested LTIP Units.

Contacts:

Michael J. DeMarco Mack-Cali Realty Corporation Chief Executive Officer (732) 590-1589 mdemarco@mack-cali.com	Deidre Crockett Mack-Cali Realty Corporation Chief Administrative Officer (732) 590-1025 dcrockett@mack-cali.com

Proxy Solicitor: Lawrence E. Dennedy MacKenzie Partners, Inc. (212) 929-5500 ldennedy@mackenziepartners.com	Media Contacts: Andrew Siegel / Viveca Tress Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

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